                                                                   Exhibit 10.12

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -1-


Version 03.97

                              BETEILIGUNGSVERTRAG

        Vertrag uber die Errichrung einer stillen Gesellschaft zwischen

         Sequenom Instruments GmbH, Mendelsohnstr. 15D, 22761 Hamburg

                - im folgenden:  Technologieunternehmen (TU) -

                                    und der

                   Technologie-Beteiligungs-Gesellschaft mbH
        der Deutschen Ausgleichsbank, Ludwig-Erhard-Platz 1-3, 531 Bonn
                - stiller Gesellschafter, im folgenden:  tbg -


                                  in Hohe von

                                DM 2.000.000, -

        zur Finanzierung, des in (S)1 Absatz 2 beschriebenen Vorhabens.

                                   Praambel

Im Rahmen des Dta - Technologieprogramms ubernimmt die tbg Beteiligungen zur Finanzierung von Vorhaben in der Fruhphase, von Innovationsvorhaben und von Vorhaben der Exit-Finanzierung im Sinne der Beteiligungs- grundsateze dieses Programms, die Bestandteil dieses Vertrages sind.

                                     (S) 1

                              Gesellschaftszweck

1.) Das im Handelsregister des Amtsgerichts Hamburg unter der Nr. B 57315 eingetragene TU betreibt gemaB Gesellschaftsvertrag in der Fassung vom
     10.11.1994 ein Handelsgewerbe mit dem Zweck:

     Entwicklung, Herstellung und Vermarktung von Geraten zur Sequenzierung von DNA, Verkauf von Sequenzinformation und Entwicklung von medizinischen Diagnostika und Therapeutika

2.)  Das TU befatB sich im Rahmen dieses Gesellschaftszwecks mit

     Automatisierung des neuentwickelten Technologieverfahrens und die zugehorge Chipentwicklung.

                                     (S) 2

                                    Einlage

1. AusschlielBich zur Finanzierung des in (S) 1 Abs. 2 beschriebenen Innovationsvorhabens und auf der Grundlage der Angaben des TU im Beteiligungsantrag vom 16./17./06.1997 ubernimmt die tbg eine Einlage in Hohe von DM 2.000.000,-, wenn das TU die folgenden Beteiligungsvereinbarungen nachweist:

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -2-
--------------------------------------------------------------------------------

    . Beteiligung in Hohe von DM 2.000.000,- mit der Sequenom Inc., 11555
      Sorrento Valley Road, San Diego, CA 92121, USA (im folgenden, auch bei mehreren Beteiligungsgebern: der BG) und der BG mit der tbg eine Kooperationsvereinbarung abgeschlossen hat.

      Der BG wird sich bei der Betreuung des TU von der TVM Techno Venture Management, Denninger Str. 15, 81679 Munchen, -im folgenden: TVM- als Betreuungsgesellschaft beraten lassen.

    . Einzugsermachtigung zum Einzug der falligen Festvergutungen durch die tbg.

2. Die Einlage der tbg ist zur Mitfinanzierung der in Anlage I aufgefuhrten vorhabensbezogenen Planung, welche Bestandteil dieses Beteiligungsvertrages ist, zu verwenden.

3. Das TU kann die Einlage nach Beginn der Gesellschaft (vgl. (S) 3 Abs. I) abrufen, soweit ihre unverzugliche bestimmungsgemabe Verwendung, ein anteiliger Mitteleinsatz mit den anderen in der Anlage I aufgefuhrten Finanzierungsmitteln und die Gesamtfinanzierung des Innovationsvorhabens gewahrleistet sind.

    Dem Abruf ist eine Bestatigung der Abrufvoraussetzungen durch den BG und die TVM beizufugen.

4. Dieser Vertrag ist beendet, wenn die Einlage nicht zumindest teilweise bis spatestens zum 31.03.1998 abgerufen wird.

5. Beim ersten Teilabruf behalt die tbg eine Bearbeitungsgebuhr i.H.v. 1% der gesamten in diesem Vertrag verein-barten Einlage ein.

6. Die Einlage der tbg ist vom TU auf einem gesonderten Einlagenkonto zu furen. Entnahmen der tbg von diesem Konto sind ausgeschlossen.

                                     (S) 3

                       Beginn und Dauer der Gesellschaft

1. Die stille Gesellschaft beginnt, sobald dieser Vertrag durch beide Parteien unterzeichnet ist.

2.  Die stille Gesellschaft ist bis zum 31.12.2007 befristet.

3. Mit Beendigung des Gesellschaftsverhaltnisses sind die Einlage der tbg und nicht ausgezahlte Gewinnanteile zur Zahlung an die tbg fallig.

4. Soweit die vom BG gewahrten Mittel vor dem zuruckgezahlt werden, ist die Einlage der tbg zum gleichen Zeit-punkt und im gleichen Umfang zur Ruckzahlung fallig. Die tbg ist berechtigt, auf den zur vorzeitigen Ruckzahlung falligen Teil ihrer Einlage eine Endvergutung gemab entsprechender Anwendung von (S) 8 Abs. 4 zu verlangen.

                                     (S) 4

                                Geschaftsfuhrung

1. Die tbg ist an der Geschaftsfuhrung des TU nicht beteiligt, soweit nachstehend nichts anderes bestimmt ist.

2.  Das TU bedarf der Zustimmung der tbg bei

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -3-
--------------------------------------------------------------------------------

  a) jeder Anderung des Gesellschaftsvertrages, insbesondere einer Anderung des Gegenstandes des Unterneh- mens, der Aufnahme neuer Gesellschafter oder der Vereinbarung neuer Beteiligungen;

  b) der Bestellung und Abberufung von Geschftsfuhrern des TU oder Anderungen im Geschafts- fuhrervertrag;

  c) AbschluB, Anderung und Beendigung von Vertragen uber die Vergabe oder den Erwerb von Lizenzen, Warenzeichen oder Know How (ausgenommen im taglichen Softwaregeschaft), Patenten, Gebrauchs- oder Geschmacksmustern, soweit sie das mit der Beteiligung der tbg geforderte Innovationsvorhaben betreffen;

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -4-

--------------------------------------------------------------------------------

   d)  AbschluB, Anderung und Beendigung wesentlicher Vertriebsvertrage;

   e) telweiser oder ganzer Betriebsverlegung, -verpachtung, -verauBerung oder - stillegung:

   f)  AbschluB und Beendigung von Beherrschungs- und
       Ergebnisabfuhrungsvertragen;

   g) Aufgabe oder wesentliche Anderung des in (S) 1 Abs. 2 beschriebenen Innovationsvorhabens;

   h)  Ubernahme von Verpflichtungen, soweit diese nicht in der
       Projektfinanzierung durch die tbg enthalten sind, fur Investitionen, die den Betrag von DM 100.000 ubersteigen oder bei Leasing-, Miet- oder Pachtvertragen, die den Betrag von DM 10.000 monatlich ubersteigen.

3. Zustimmungen nach (S) 4 Abs. 2 sind unmittelbar bei der tbg einzuholen.

   Sofern die tbg nicht innerhalb eines Zeitraums vom 14 Tagen nach Erhalt der Mitteilung uber die zustimmungsbedurftigen MaBnahmen nach (S) 4 Abs. 2 die Verweigerung der Zustimmung schriftlich erklart, gilt die Zustimmung als erteilt.

                                     (S) 5

                        Informations- und Kontrollrechte

1. Das TU hat der tbg halbjahrlich, jeweils bis zum 31.03. und 30.09. eines Jahres uber die wirtschaftliche Lage des TU und uber den Stand des in (S) 1 Abs.- 2 beschriebenen Innovationsvorhabens zu berichten, solange die tbg auf diese Berichte nicht verzichtet, weil der BG die Kontrolle des TU zugleich fur die tbg wahrnimmt. Zusatzlich erhalt die tbg von dem TU monatlich einen Kurzstatus gemaB beigefugter Anlage II und am Ende des Geschaftsjahres einen entsprechend aktualisierten Geschaftplan fur das Folgejahr.

2. Unabhangig davon, ob der BG die Kontrolle des TU zugleich fur die tbg ausubt, hat das TU die tbg uber alle MaBnahmen, die uber Rahmen des ublichen Geschaftsbetriebes hinausgehen, rechtzeitig unmittelbar zu informieren.

3. Daruber hinaus stehen der tbg die Kontrollrechte gemaB (S) 716 BGB zu. Dies gilt auch nach der Beendigung der Gesellschaft in dem zu Uberprufung des Auseinandersetzungsguthabens erforderlichen Umfang.

   Die tgb ist ferner berechtigt, jederzeit alle auf das in (S) 1 Abs. 2 beschriebene Innovationsvorhaben bezogenen Unterlagen des TU einzusehen. Die tbg kann sich bei der Wahrnehmung ihrer Kontrollrechte Dritter bedienen.

5. Dem Bundesrechnungshof steht gegenuber dem TU ein Prufungsrecht nach (S) 91 BHO zu. Das TU wird dem Bundesrechnungshof und der tbg zu Prufzwecken alle Unterlagen zur Verfugung stellen, die der Bundesrechnungshof fur erforderlich halt und entsprechende Auskunfte erteilen.

                                     (S) 6

                                    Beirat

Die tbg jederzeit die Bildung eines Beirates verlangen. An diesem Beirat ist die tbg angemessener Berucksichtigung der Hohe ihrer Einlage zu beteiligen. Der Beirat berat das TU in wirtschaftlicher und technischer Hinsicht, insbesondere hinsichtlich des in (S) 1 Abs. 2 beschriebenen Vorhabens. Er hat die gleichen Informations- und Kontrollrechte, wie sie der tbg nach diesem Vertrag zustehen.

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -5-

--------------------------------------------------------------------------------

                                     (S) 7

                         Geschaftsjahr, Jahresabschluss

1. Das Geschaftsjahr der stillen Gesellschaft entspricht dem des TU ("Beteiligungsjahr"). Das Geschaftsjahr des TU endet jeweils am 31.12.

2. Das TU hat seinen JahresabschluB (Bilanz, Gewinn- und Verlustrechnung, Anhang) unter Beachtung der (S)(S)238-289 HGB innerhalb von sechs Monaten nach Ablauf des Geschaftsjahres zu erstellen und der tbg in original unterschriebener Ausfertigung und mit dem Testat eines Wirtschaftsprufers oder vereidigten Buchprufers zu ubermitteln.

                                     (S) 8

                        Gewinn- und Verlustbeteiligung

1. Die tbg erhalt auf ihre geleistete Einlage eine vom Jahresergebnis des TU unabhangige Mindestvergutung in ohe von 7% p.a. Diese ist halbjahrlich im nachhinein zum 31.5. und 30.11. eines jeden Jahres fallig.

2. Von den ab Abruf der Einlage an erwirtschafteten Jahresuberschussen erhalt die tbg im ubrigen 9%.

   Fur einen Zeitraum, in dem die tbg mehr als eine Beteiligung an dem
   TU halt, erhalt sie jedoch neben den jeweiligen Mindestvergutungen von den erwirtschafteten Jahresuberschussen nur insgesamt 9% fur alle Beteiligungen., hochstens aber 7% p.a. der Summe der tatsachlich erbrachten Einlagen.

   Sollte dem TU im Rahmen weiterer Finanzierungsrunden zusatzliches
   Kapital zugefuhrt werden, so wird die tbg ihre Gewinnbeteillgung den dann geltenden Kapitalverhaltnissen anpassen.

   Diese Gewinnbeteiligung ist zahlbar innerhalb von 2 Wochen nach Feststellung des Jahresabschlusses ((S) 8 Abs. 2).

3. Fur die Berechnung nach Abs. 2 maBgeblich ist der JahresuberschuB vor Berucksichtigung der Gewinnbeteiligung der tbg.

   a) Dem JahresuberschuB sind hinzuzusetzen

      - Steuern vom einkommen und Ertrag, sowie erwaige Tantiemen der Geschaftsfuhrer, soweit sie den ausgewiesenen JahresuberschuB gemindert haben;

      - auBerordentliche Aufwendungen, soweit sie aus Geschaftsvorfallen herruhren, die vor Beginn der stillen Gesellschaft erfolgt sind;

      - Verluste aus VerauBerung oder Zerstorung von Wirtschaftsgutern des Anlagevermogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

   b) Vom JahresuberschuB sind abzusetzen

      - Betrage aus der Auflosung steuerfreier Rucklagen, die vor Beginn der stillen Beteiligung gebildet wurden;

     - auBerordentliche ErtrAge, soweit sie auf Geschaftsvorfallen beruhen, die vor Beginn der stillen Gesellschaft erfolgt sind;

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -6-

--------------------------------------------------------------------------------

       - Zuschusse, Zulagen und Zuwendungen der offentlichen Hand, soweit diese ertragswirksam waren;

       -   Ertrage aus der VerauBerung von Wirtschaftsgutern des
           Anlagevermogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

   c) Im Jahr des Abrufs der Beteiligung gilt der JahresuberschuB fur die Berechnung der Gewinnbeteiligung nach Abs. 2 als gleichmaBig auf das Jahr verteilt angefallen.

4. Die tbg ist berechtigt, zum Ende der Beteiligungszeit eine einmalige Vergutung von 35% des Beteiligungsbetrages zuzuglich 7% des
   Beteiligungsbetrages fur jedes Jahr nach Ablauf des funften vollen Beteiligngsjahres zu verlangen (Endvergutung). Bei der zu zahlenden Endvergutung werden die gemaB (S) 8 Abs. 2 jahrlich entrichteten Gewinnbeteiligungen angerechnet. Sollte die Summe der Gewinnbeteiligungen die Endvergutung ubersteigen, erfolgt keine Erstattung.

   Die tbg wird von diesem Recht nur Gebrauch machen, wenn dies nach ihrer Ansicht aufgrund der gesamten wirtschaftlichen Verhaltnisse des TU, insbesondere aufgrund seiner in den letzten drei Jahren vor Beendigung der Beteiligung erzielten Gewinne oder der wahrend der Beteiligungszeit gebildeten stillen Reserven, gerechtfertigt erscheint.

5. An Verlusten des TU nimmt die tbg nicht teil.

                                     (S) 9

                                    Steuern

     Das TU wird fur die Abfuhrung der gesetzlich vorgeschriebenen Kapitalertragsteuer zuzuglich Solidaritatszuschlag hinsichtlich der Vergutung fur die stille Einlage sorgen und von den jeweiligen Zahlungen an die tbg die Kapitalertragsteuer und den Solidaritatszuschlag einbehalten und unmittelbar nach Falligkeit direkt an das zustandige Finanzamt abfuhren. Nach Abfuhrung wird das TU der tbg jeweils innerhalb von 2 Monaten nach Falligkeit der Leistungen Bescheinigungen im Sinne von (S) 45a Abs. 2 EstG auf den von der tgb zur Verfugung gestellten Vordrucken erteilen.

                                    (S) 10

                      Auflosung der stillen Gesellschaft

1. Im Falle der Auflosung des TU wird die stille Gesellschaft aufgelost. Die stille Beteiligung ist in diesem Fall zuruckzuzahlen.

2. (S) 8 Abs. 4 findet auch in diesem Fall Anwendung.

                                    (S) 11

                                   Kundigung

1. Das TU ist berechtigt, die Beteiligung der tbg unter Einhalten einer Kundigungsfrist von 3 Monaten zum 30.6. oder 31.12. eines jeden Jahres ganz oder teilweise abzulosen. Erfolgt diese Ablosung bis zum Ende des funften vollen Beteiligungsjahres, so ist die Einlage der tbg mit einem Aufgeld in Hohe von 35% zuruckzuzahlen. Ab Beginn des sechsten Beteiligungsjahres gilt die Regelung in (S) 8 Abs. 4. Die tbg kann auf die Zahlung des Aufgeldes verzichten, wenn die Kundigung wegen der Aufgabe des nach (S)1 Abs. 2 geforderten Innovationsvorhabens erfolgte.

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -7-

--------------------------------------------------------------------------------

2. Die stille Gesellschaft kann daruber hinaus von jedem ihrer Gesellschafter bei Vorliegen eines wichtigen Grundes durch schriftliche Erklarung fristlos gekundigt werden. Soweit die Einlage noch nicht oder nicht voll geleistet ist, wird die tgb mit der Kundigungserklarung von ihrer Einlageverpflichtung frei.

   Die tbg ist zur Kundigung aus wichtigem Grund inssbesondere berechtigt, wenn

   a)  das TU im Beteiligungsantrag falsche Angaben gemacht hat;

   b) sich herausstellt, daB die Voraussetzungen fur die Gewahrung oder Belassung der Beteiligung nicht vorlagen oder die Voraussetzungen fur die Belassung der Beteiligung entfallen sind, insbesondere das in (S) 1 Abs. 2b beschriebene Innovationsvorhaben sich als nicht durchsetzungsfahig erweist oder vom TU aufgegeben oder wesentlich abgeandert wird. Sofern sich das in (S) 1 Abs. 2 beschriebene Innovationsvorhaben als technisch nicht machbar oder wirschaftlich nicht durchsetzbar erweist, kann die tbg ganz oder teilweise auf die Ruchzahlung der Beteiligung verzichten, wenn dem TU dadurch das weitere Bestehen ermoglicht wird;

   c) vom TU angenommene Wechsel zu Protest gehen, das TU seine Zahlungen einstellt, Konkursantrag gestellt oder Eroffnung des gerichtlichen Vergleichsverfahrens beantragt wird oder in sonstiger Weise Zahlungsunfahighkeit festgestellt wird;

   d) der oder die bei AbschluB des Vertrages uber die stille Gesellschaft beim TU leitend tatigen Know-How-Trager nicht mehr hauptberuflich in der Unternehmensleitung des TU tatig ist oder sind;

   e) eine der in Abs. (S) 4 Abs. 2 aufgezahlten Mabnahmen ohne vorherige Zusstimmung der tbg durchgefuhrt wurde.

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -8-

--------------------------------------------------------------------------------

                                    (S) 10

                      VerauBerung und Erwerb von Anteilen

1. Die tbg ist berechtigt, ihre Beteiligung jederzeit ganz oder teilweise an den BG oder einen ihm nachfolgenden Kooperationspartner zu verauBern.

   Der Kooperationspartner ist berechtigt, zum Ende eines jeden Geschaftsjahres die Umwandlung der stillen Beteiligung, die er von der tbg ubernommen hat, in einen haftenden Gesellschaftsanteil zu verlangen. Die Bedingungen der Umwandlung sind zwischen JTU und BG zu vereinbaren.

2. Die tbg ist auch berechtigt, die Beteiligung eines anderen am JTU beteiligten Unternehmens mit dem die tbg eine Kooperationsvereinbarung getroffen hat, selbst zu ubernehmen oder die Ubertragung auf einen von der tbg zu benennenden Dritten zu verlangen.

                                     (S) 11

                       Auflosung der stillen Gesellschaft

1. Im Falle der Auflosung des JTU wird die stille Gesellschaft aufgelost.

2. (S) 3 Abs. 3 und (S) 8 Abs. 4 finden auch in diesem Fall Anwendung.

                                    (S) 12

                                   Kundigung

1. Das JTU ist berechtigt, die Beteiligung der tbg unter Einhalten einer Kundigungsfrist von 3 Monaten zum 30.6 oder 31.12. eines jeden Jahres ganz oder teilweise abzulosen. Erfolgt diese Ablosung bis zum Ende des funften vollen Beteiligungsjahres, so ist die Einlage der tbg mit einem Aufgeld in Hohe von 25% zuruckzuzahlen. Ab Beginn des sechsten Beteiligungsjahres gilt die Regelung in (S) 8 Abs. 4. Die tbg kann auf die Zahlung des Aufgeldes verzichten, wenn die Kundigung wegen der Aufgabe des geforderten Innovationsvorhabens erfolgte.

2. Die stille Gesellschaft kann daruber hinaus von jedem ihrer Gesellschafter bei Vorliegen eines wichtigen Grundes durch schriftliche Erklarung fristlos gekundigt werden. Soweit die Einlage noch nicht oder nicht voll geleistet ist, wird die tbg mit der Kundigungserklarung von ihrer Einlageverpflichtung frei.

   Die tbg ist zur Kundigung aus wichtigem Grund insbesondere berechtigt, wenn

   a)  das JTU im Beteiligungsantrag falsche Angaben gemacht hat;

   b) sich herausstellt, daB die Voraussetzungen fur die Gewahrung der Beteiligung bereits ursprunglich nicht vorlagen oder nachtraglich entfallen sind, insbesondere das in (S) 1 Abs. 2b beschriebene Innovations-vorhaben sich als nicht durchsetzungsfahig erweist oder vom JTU aufgegeben oder wesentlich abgeandert wird. Sofern sich das in (S) 1 Abs. 2 beschriebene Innovationsvorhaben als technisch nicht machbar oder wirschaftlich nicht durchsetzbar erweist, kann die tbg ganz oder teilweise auf die Ruchzahlung der Beteiligung verzichten, wenn dem JTU dadurch das weitere Bestehen ermoglicht wird;

   c) vom JTU angenommene Wechsel zu Protest gehen, das JTU seine Zahlungen einstellt, Konkursantrag gestellt oder Eroffnung des gerichtlichen Vergleichsverfahrens beantragt wird oder in sonstiger Weise Zahlungsunfahighkeit festgestellt wird;

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                           -9-

--------------------------------------------------------------------------------

  d) der oder die bei AbschluB des Vertrages uber die stille Gesellschaft beim JTU leitend tatigen Know-How-Trager nicht mehr hauptberuflich in der Unternehmensleitung des JTU tatig ist oder sind;

  e) eine der in Abs. (S) 4 Abs. 2 aufgezahlten Mabnahmen ohne vorherige Zusstimmung der tbg durchgefuhrt worden ist und diese Mabnahmen den Bestand des Unternehmens oder die Durchfuhrung des geforderten Innovationsvorhabens gefahrden.

                                    (S) 13

                              Fallige Leistungen

Fallige Leistungen sind nach Eintritt der Falligkeit bis zum Eingang bei der tbg mit 3% uber dem Diskontsatz der Deutschen Bundesbank zu verzinsen.

                                    (S) 14

                            Allgemeine Bestimmungen

1. Anderungen und Erganzungen dieses Vertrages bedurfen der Schriftform. Mudiche nebenabreden zu diesem Vertrag bestehen nicht.

2. Sollte eine Bestimmung dieses Verrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuhrt. Das JTU und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu ersetzen, die rechtswirksam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3. Fur alle Rechtstreitgkeiten, die sich aus diesem Vertrag oder seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.


Bonn, den 23.6.95                                 Hamburg, den 18.5.1995

Technologie-Beteiligungs-                         SEQUENOM Instruments GmbH
Gesellschaft m.b.H. der
Deutschen Ausgleichsbank

/s/ illegible                                     /s/ illegible

        Technologie-Beteiligungs-
tbg     Gesellschaft mbH der
        Deutschen Ausgleichsbank                                          -10-

                              Beteiligungsvertrag
--------------------------------------------------------------------------------

                        Ausgaben- und Finanzierungsplan

                          fur den Zeitraum 1995-1996


                                 Ausgabenplan

--------------------------------------------------------------------------------
Investitionen                              Betriebsmittel
--------------------------------------------------------------------------------
Einrichtungen               200 TDM        Lohne/Gehalter            1.500 TDM
Maschinen                 1.200 TDM        Material                    200 TDM
                                           Sonstiges                   100 TDM
--------------------------------------------------------------------------------
Summe                     1.400 TDM        Summe                     1.800 TDM
--------------------------------------------------------------------------------
                               Summe Ausgaben  3.200 TDM
--------------------------------------------------------------------------------



                               Finanzierungsplan

--------------------------------------------------------------------------------
Investitionen                              Betriebsmittel
--------------------------------------------------------------------------------
Eignemittel                   0 TDM        Eigenmittel                  50 TDM
tbg                         500 TDM        tbg                         500 TDM
Leadinvestor                500 TDM        Leadinvestor                500 TDM
Zuschusse                   400 TDM        Zuschusse                   750 TDM
--------------------------------------------------------------------------------
Summe                     1.400 TDM        Summe                     1.800 TDM
--------------------------------------------------------------------------------
                       Summe Finanzierung  3.200 TDM
--------------------------------------------------------------------------------